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     CUSTODIAN/SUB-CUSTODIAN                              filed for series
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15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE
      EAST LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBAI         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------
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15.A) Custodian/Sub-custodian: STATE STREET BANK AND
      TRUST CO.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

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15.A) Custodian/Sub-custodian: BANKBOSTON, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MONTEVIDEO       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: URUGUAY         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

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15.A) Custodian/Sub-custodian: CITIBANK, PTY. LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MELBOURNE            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: AUSTRALIA           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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     CUSTODIAN/SUB-CUSTODIAN                              filed for series
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15.A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI
      BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HO CHI MINH CITY      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VIETNAM       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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     CUSTODIAN/SUB-CUSTODIAN                              filed for series
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15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LUSAKA             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZAMBIA            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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     CUSTODIAN/SUB-CUSTODIAN                              filed for series
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15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HARARE            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZIMBABWE         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MANAMA            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: BAHRAIN          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series
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15.A) Custodian/Sub-custodian: THE HONGKONG & SHANGHAI
      BANKING CORP LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SHENZHEN            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: CHINA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

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15.A) Custodian/Sub-custodian: CLEARSTREAM BANKING
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LUXEMBOURG            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: LUXEMBOURG           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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                                                          This page is being
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15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AMSTERDAM            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: FRANCE           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series
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15.A) Custodian/Sub-custodian: HVB BANK SERBIA AND MONTENEGRO A.D.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BELGRADE            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SERBIA           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2
Other
 ------------   ------------   ----------   ----------   -------------  ----
-

                                                X





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